Exhibit 10.1

GENERAL CONTINUING GUARANTY

This GENERAL CONTINUING GUARANTY (this “Guaranty”), dated as of October 4, 2017, is executed and delivered by NOVUME SOLUTIONS, INC., a Delaware corporation (“Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFB”), in light of the following:

WHEREAS, Global Technical Services, Inc., a Texas Corporation (“Client”) and WFB have entered into that certain Account Purchase Agreement, dated as of August 22, 2012 (as amended, modified, supplemented, extended, renewed, restated or replaced, the “Account Purchase Agreement”);

WHEREAS, Guarantor is an equity owner of Client and, as such, will benefit by virtue of the financial accommodations extended to Client by WFB; and

WHEREAS, in order to induce WFB to enter into that certain Eighth Amendment, Waiver and Consent to Account Purchase Agreement, dated of even date herewith, and to purchase Acceptable Accounts and to extend other financial accommodations to Client pursuant to the Account Purchase Agreement, and in consideration thereof, and in consideration of the purchase of Acceptable Accounts heretofore or hereafter made by WFB from Client, or other financial accommodations heretofore or hereafter extended by WFB to Client, pursuant to the Account Purchase Agreement or the other agreements delivered in connection therewith (the “Other Agreements”), Guarantor has agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1.  Definitions and Construction.

(a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Account Purchase Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic fund transfers through the direct Federal Reserve Fedline system) provided by a Bank Product Provider for the account of Client.

“Bank Product” means any financial accommodation extended to Client by a Bank Product Provider including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) transactions under Hedge Agreements.

“Bank Product Agreements” means those agreements entered into from time to time by any Client with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

 “Bank Product Provider” means Wells Fargo Bank, National Association or any of its affiliates.

“Client” has the meaning set forth in the recitals to this Guaranty.

“Account Purchase Agreement” has the meaning set forth in the recitals to this Guaranty.

“Guarantied Obligations” means all now or hereafter existing or arising indebtedness, liabilities and obligations owing by Client to WFB and any Bank Product Provider under the Account Purchase Agreement, any of the Other Agreements or any Bank Product Agreement, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), discount, charges, fees, expenses or otherwise, and also includes any and all expenses (including reasonable counsel fees and expenses) incurred by WFB in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by the Client to WFB and any Bank Product Provider under the Account Purchase Agreement, any of the Other Agreements or any Bank Product Agreement but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization or similar proceeding involving Client or any other guarantor.

“Guarantor” has the meaning set forth in the preamble to this Guaranty.

“Guaranty” has the meaning set forth in the preamble to this Guaranty.

“Hedge Agreement” means any and all agreements, or documents now existing or hereafter entered into by Client that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Client’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Person” means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority or any other organization or entity.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Voidable Transfer” has the meaning set forth in Section 9 of this Guaranty.

(b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against WFB or Client, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of Guarantor and WFB. Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the payment in full in cash (or cash collateralization in accordance with the terms of the Account Purchase Agreement or any Other Agreement) of all Guarantied Obligations other than contingent indemnification Guarantied Obligations and other than any obligations owing by Client to any Bank Product Provider that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Account Purchase Agreement or any Other Agreement and the full and final termination of any commitment to extend any financial accommodations under the Account Purchase Agreement and any Other Agreement. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

2. Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to WFB, for the benefit of itself and the Bank Product Providers, as and for its own debt, until the final and indefeasible payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Client of all of the agreements, conditions, covenants, and obligations of Client contained in the Account Purchase Agreement and in each of the Other Agreements.

3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, discount rate, any charge or fee, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by WFB, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by WFB of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of WFB in existence on the date of such revocation, (d) no payment by Guarantor, Client, or from any other source, prior to the date of WFB’s receipt of written notice of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Client or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

4. Performance Under this Guaranty. In the event that Client fails to make any payment of any Guarantied Obligations, on or prior to the due date thereof, or if Client shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner provided in the Account Purchase Agreement or any of the Other Agreements, Guarantor immediately shall cause, as applicable, such payment in respect of the Guarantied Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to WFB, for the benefit of itself and the Bank Product Providers, that the obligations of Guarantor hereunder are independent of the obligations of Client or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Client or any other guarantor or whether Client or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement WFB or any Bank Product Provider of whatever remedies they may have against Client or any other guarantor, or the enforcement of any lien or realization upon any security by WFB or any Bank Product Provider. Guarantor hereby agrees that any release which may be given by WFB to Client or any other guarantor, or with respect to any property or asset subject to a Lien, shall not release Guarantor. Guarantor consents and agrees that neither WFB nor any Bank Product Provider shall be under any obligation to marshal any property or assets of Client or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6. Waivers.

(a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of the purchase of any Acceptable Accounts or other financial accommodations made or extended under the Account Purchase Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor’s right to make inquiry of WFB to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Client or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Account Purchase Agreement and any of the Other Agreements; (vi) notice of any default or Event of Default under the Account Purchase Agreement and any of the Other Agreements; (vii) notice of intent to accelerate and notice of acceleration; (viii) notice of any of the events or circumstances enumerated in Section7; and (ix) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any of the Other Agreements to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

(b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require WFB or any Bank Product Provider to institute suit against Client or any other guarantor or to exhaust any rights and remedies which WFB or any Bank Product Provider has or may have against Client or any other guarantor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to WFB or the Bank Product Providers, as applicable, by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of Client or by reason of the cessation from any cause whatsoever of the liability of Client in respect thereof.

(c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against WFB or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Client or any other party liable to WFB or any Bank Product Provider; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by WFB or any Bank Product Provider including any defense based upon an impairment or elimination of Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Client or other guarantors or sureties; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(d) Until the Guarantied Obligations have been paid in full in cash, (i) Guarantor hereby postpones and agrees not to exercise any right of subrogation Guarantor has or may have as against Client with respect to the Guarantied Obligations; (ii) Guarantor hereby postpones and agrees not to exercise any right to proceed against Client or any other Person now or hereafter liable on account of the Obligations for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent); and (iii) Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of Client or any other Person now or hereafter liable on account of the Obligations. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor shall not exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against or with respect to any property or asset of, Client or any other guarantor (including after payment in full of the Guarantied Obligations) if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the capital stock of Client or such other guarantor whether pursuant to the Account Purchase Agreement or otherwise.

(e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY WFB OR ANY BANK PRODUCT PROVIDER, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST CLIENT BY THE OPERATION OF APPLICABLE LAW.

(f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees to the following waivers:

(i) WFB’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Guarantied Obligations, the Account Purchase Agreement or any of the Other Agreements. Guarantor agrees that WFB’s rights under this Guaranty shall be enforceable even if Client had no liability at the time of execution of the Other Agreements or the Guarantied Obligations are unenforceable in whole or in part, or Client ceases to be liable with respect to all or any portion of the Guarantied Obligations.

(ii) Guarantor agrees that WFB’s rights under the Account Purchase Agreement and the Other Agreements will remain enforceable even if the amount guaranteed hereunder is larger in amount and more burdensome than that for which Client is responsible. The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Account Purchase Agreement and the Other Agreements have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Client’s obligations under the Account Purchase Agreement or the Other Agreements, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Client, any other guarantor of Client’s obligations under any of the Other Agreements, any pledgor of collateral for any Person’s obligations to WFB or any other Person in connection with the Account Purchase Agreement or the Other Agreements.

(iii) Guarantor waives the right to require WFB to (A) proceed against Client, any guarantor of Client’s obligations under the Account Purchase Agreement or any of the Other Agreements, any other pledgor of collateral for any Person’s obligations to WFB or any other Person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral WFB may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that WFB may exercise its right under this Guaranty without taking any action against Client, any other guarantor of Client’s obligations under the Account Purchase Agreement or the Other Agreements, any pledgor of collateral for any Person’s obligations to WFB or any other Person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral WFB holds.

(iv) Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of WFB to (A) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guarantied Obligations or the collection thereof or any security interests or liens or other security for or guaranty of the Guarantied Obligations, or any portion thereof, (B) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guarantied Obligations against Client, Guarantor or any other Person in respect of any or all of the Guarantied Obligations, (C) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guarantied Obligations, or (D) mitigate damages or take any other action to reduce, collect, or enforce the Guarantied Obligations.

7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, WFB or any Bank Product Provider may, by action or inaction, compromise or settle, shorten or extend any period of duration or the time for the payment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Account Purchase Agreement or any of the Other Agreements or may grant other indulgences to Client or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Account Purchase Agreement or any of the Other Agreements (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Client or any guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof. Guarantor agrees that its obligations under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of Client; (b) any receivership, insolvency, bankruptcy, or other proceedings affecting Client or its property; (c) partial or total release or discharge of Client or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guarantied Obligations, whether occurring pursuant to any applicable law or otherwise; (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase or decrease in the amount of, all the Guarantied Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Account Purchase Agreement or any of the Other Agreements; (e) the taking or accepting of any collateral security for all or any part of the Guarantied Obligations, this Guaranty, or any other guaranty; (f) the taking or accepting of any other guaranty for all or any part of the Guarantied Obligations; (g) any failure to acquire, perfect, or continue any security interest or lien on Collateral securing all or any part of the Guarantied Obligations or on any property securing this Guaranty; (h) any exchange, release, or subordination of any security interest or lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guarantied Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guarantied Obligations; (i) any failure to dispose of any collateral security at any time securing all or any part of the Guarantied Obligations or this Guaranty in a commercially reasonable manner or as otherwise may be required by any applicable law; (j) any merger, reorganization, consolidation, or dissolution of Client or any other Person at any time liable for any of the Obligations, any sale, lease, or transfer of any or all of the assets of Client or any other Person at any time liable for any of the Obligations, or any change in name, business, organization, location, composition, structure, or organization of Client or any other Person at any time liable for any of the Obligations; (k) any change of control or any other change in the capitalization or equity interest ownership of Client or any other Person at any time liable for any of the Obligations; (l) any invalidity or unenforceability of or defect or deficiency in the Account Purchase Agreement or any of the Other Agreements; (m) avoidance or subordination of the Guarantied Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guarantied Obligations against Client because any interest contracted for, charged, or received in respect of the Guarantied Obligations exceeds the amount permitted by any applicable law; (o) any waiver, consent, extension, forbearance, or granting of any indulgence by WFB with respect to the Guarantied Obligations or any provision of the Account Purchase Agreement or any of the Other Agreements; (p) any delay in or lack of enforcement of any remedies under the Account Purchase Agreement or any of the Other Agreements); (q) the act of creating all or any part of the Guarantied Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guarantied Obligations acted in excess of their authority; (r) any election of remedies by WFB; (s) the Account Purchase Agreement or any of the Other Agreements were forged; (t) the election by WFB in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (u) any borrowing or grant of a security interest by Client as debtor-in-possession, under Section 364 of the Bankruptcy Code; (v) any use by Client (whether with the consent of WFB or otherwise) of cash collateral during the pendency of any bankruptcy proceeding; (w) the making of post-petition loans or any other provision for the extension of post-petition credit to Client as debtor-in-possession in any bankruptcy proceedings; (x) the disallowance in bankruptcy of all or any portion of the claims of WFB for payment of any of the Guarantied Obligations; or (y) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Client or Guarantor (other than that the Guarantied Obligations shall have been indefeasibly paid and performed in full).

8. No Election. WFB and the Bank Product Providers shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by WFB or any Bank Product Provider to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of WFB’s or any Bank Product Provider’s right to proceed in any other form of action or proceeding or against other parties unless WFB, on behalf of itself or the Bank Product Providers, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by WFB or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that WFB and the Bank Product Providers finally and unconditionally shall have realized indefeasible payment in full of the Guarantied Obligations by such action or proceeding.

9. Revival and Reinstatement. If the incurrence or payment of the Guarantied Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to WFB of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if WFB is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that WFB is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of WFB related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

10. Financial Condition of Client. Guarantor represents and warrants to WFB and the Bank Product Providers that Guarantor is currently informed of the financial condition of Client and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to WFB and the Bank Product Providers that Guarantor has read and understands the terms and conditions of the Account Purchase Agreement and each of the Other Agreements. Guarantor hereby covenants that it will continue to keep itself informed of Client’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

11. Payments; Application. All payments to be made hereunder by Guarantor shall be made in U.S. Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guarantied Obligations in accordance with the terms of the Account Purchase Agreement.

12. Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all attorneys’ fees and all other costs and expenses which may be incurred by WFB in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

13. Notices. All notices and other communications hereunder to WFB shall be in writing and shall be mailed, sent, or delivered in accordance with provisions of the Account Purchase Agreement applicable to notices and other communications thereunder. All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered in care of Client in accordance with the provisions of the Account Purchase Agreement applicable to notices and other communications thereunder.

14. Cumulative Rights. The rights, powers and remedies provided in this Guaranty and in the Account Purchase Agreement and the Other Agreements are cumulative, may be exercised concurrently, or separately, may be exercised from time to time and in such order as WFB shall determine, subject to the provisions of this Guaranty, and are in addition to, and not exclusive of, the rights, powers, and remedies provided by existing or future applicable laws. WFB’s failure or delay to exercise or enforce, in whole or in part, any right, power or remedy under this Guaranty, the Account Purchase Agreement or any Other Agreement, shall not constitute a waiver thereof, nor preclude any other or further exercise thereof.

15. Severability of Provisions. In the event any provision of this Guaranty (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Guaranty, but only to the extent it is invalid, illegal or unenforceable.

16. Entire Agreement; Amendments. This Guaranty is intended by WFB and Guarantor to be a complete, exclusive and final expression of the agreements contained herein. Neither WFB nor Guarantor shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Guaranty but shall look solely to this Guaranty for definition and determination of all of their respective rights, liabilities and responsibilities under this Guaranty. Except as otherwise provided herein, this Guaranty may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties. THIS GUARANTY AND THE OTHER AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

17. Successors and Assigns. This Guaranty binds and is for the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without WFB’s prior written consent.

18. No Third Party Beneficiary. This Guaranty is solely for the benefit of each of WFB, each Bank Product Provider, and each of their successors and assigns and may not be relied on by any other Person.

19. Governing Law. This Guaranty shall be governed by, and construed and interpreted in accordance with, the law of the State of Texas (the “Applicable State”), without giving effect to the principles of conflicts of laws.

20. ARBITRATION.

(a) ARBITRATION. THE PARTIES HERETO AGREE, UPON DEMAND BY ANY PARTY, WHETHER MADE BEFORE THE INSTITUTION OF A JUDICIAL PROCEEDING OR NOT MORE THAN 60 DAYS AFTER SERVICE OF A COMPLAINT, THIRD PARTY COMPLAINT, CROSS-CLAIM, COUNTERCLAIM OR ANY ANSWER THERETO OR ANY AMENDMENT TO ANY OF THE ABOVE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS), WHETHER IN TORT, CONTRACT OR OTHERWISE ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTY AND ITS NEGOTIATION, EXECUTION, COLLATERALIZATION, ADMINISTRATION, REPAYMENT, MODIFICATION, EXTENSION, SUBSTITUTION, FORMATION, INDUCEMENT, ENFORCEMENT, DEFAULT OR TERMINATION; PROVIDED HOWEVER THAT THE PARTIES AGREE THAT, NOTWITHSTANDING THE FOREGOING, EACH PARTY RETAINS THE RIGHT TO PURSUE IN SMALL CLAIMS COURT ANY DISPUTE WITHIN THAT COURT’S JURISDICTION. IN THE EVENT OF A COURT ORDERED ARBITRATION, THE PARTY REQUESTING ARBITRATION SHALL BE RESPONSIBLE FOR TIMELY FILING THE DEMAND FOR ARBITRATION AND PAYING THE APPROPRIATE FILING FEE WITHIN THE 30 DAYS OF THE ABATEMENT ORDER OR THE TIME SPECIFIED BY THE COURT. FAILURE TO TIMELY FILE THE DEMAND FOR ARBITRATION AS ORDERED BY THE COURT WILL RESULT IN THAT PARTY’S RIGHT TO DEMAND ARBITRATION BEING AUTOMATICALLY TERMINATED.

(b) GOVERNING RULES. ANY ARBITRATION PROCEEDING WILL (I) PROCEED IN A LOCATION IN THE APPLICABLE STATE (AS DEFINED ABOVE) SELECTED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”); (II) BE GOVERNED BY THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE), NOTWITHSTANDING ANY CONFLICTING CHOICE OF LAW PROVISION IN ANY OF THE DOCUMENTS BETWEEN THE PARTIES; AND (III) BE CONDUCTED BY THE AAA, OR SUCH OTHER ADMINISTRATOR AS THE PARTIES SHALL MUTUALLY AGREE UPON, IN ACCORDANCE WITH THE AAA’S COMMERCIAL DISPUTE RESOLUTION PROCEDURES, UNLESS THE CLAIM OR COUNTERCLAIM IS AT LEAST $1,000,000.00 EXCLUSIVE OF CLAIMED INTEREST, ARBITRATION FEES AND COSTS IN WHICH CASE THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE AAA’S OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES (THE COMMERCIAL DISPUTE RESOLUTION PROCEDURES OR THE OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES TO BE REFERRED TO HEREIN, AS APPLICABLE, AS THE “RULES”). IF THERE IS ANY INCONSISTENCY BETWEEN THE TERMS HEREOF AND THE RULES, THE TERMS AND PROCEDURES SET FORTH HEREIN SHALL CONTROL. ANY PARTY WHO FAILS OR REFUSES TO SUBMIT TO ARBITRATION FOLLOWING A DEMAND BY ANY OTHER PARTY SHALL BEAR ALL COSTS AND EXPENSES INCURRED BY SUCH OTHER PARTY IN COMPELLING ARBITRATION OF ANY DISPUTE.

(c) NO WAIVER OF PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. THE ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL OR ANCILLARY REMEDIES SUCH AS REPLEVIN, WRIT OF POSSESSION, INJUNCTIVE RELIEF, ATTACHMENT, GARNISHMENT OR THE APPOINTMENT OF A RECEIVER. THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION OR REFERENCE HEREUNDER, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN SECTIONS (I), (II) AND (III) OF THIS PARAGRAPH.

(d) ARBITRATOR QUALIFICATIONS AND POWERS. ANY ARBITRATION PROCEEDING IN WHICH THE AMOUNT IN CONTROVERSY IS $5,000,000.00 OR LESS WILL BE DECIDED BY A SINGLE ARBITRATOR SELECTED ACCORDING TO THE RULES, AND WHO SHALL NOT RENDER AN AWARD OF GREATER THAN $5,000,000.00. ANY DISPUTE IN WHICH THE AMOUNT IN CONTROVERSY EXCEEDS $5,000,000.00 SHALL BE DECIDED BY MAJORITY VOTE OF A PANEL OF THREE ARBITRATORS; PROVIDED HOWEVER, THAT ALL THREE ARBITRATORS MUST ACTIVELY PARTICIPATE IN ALL HEARINGS AND DELIBERATIONS, EXCEPT THAT A SINGLE ARBITRATOR MAY DECIDE PRE-HEARING DISCOVERY DISPUTES. THE ARBITRATOR(S) WILL BE A NEUTRAL ATTORNEY LICENSED IN THE APPLICABLE STATE (AS DEFINED ABOVE) OR A NEUTRAL RETIRED JUDGE OF THE STATE OR FEDERAL JUDICIARY OF THE APPLICABLE STATE (AS DEFINED ABOVE), IN EITHER CASE WITH A MINIMUM OF TEN YEARS EXPERIENCE IN THE SUBSTANTIVE LAW APPLICABLE TO THE SUBJECT MATTER OF THE DISPUTE TO BE ARBITRATED. THE ARBITRATOR(S) WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRATABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION OR REPOSE IN DETERMINING ANY CLAIM. IN ANY ARBITRATION PROCEEDING THE ARBITRATOR(S) WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION. THE ARBITRATOR(S) SHALL RESOLVE ALL DISPUTES IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE APPLICABLE STATE (AS DEFINED ABOVE) AND MAY GRANT ANY REMEDY OR RELIEF THAT A COURT OF SUCH STATE COULD ORDER OR GRANT WITHIN THE SCOPE HEREOF AND SUCH ANCILLARY RELIEF AS IS NECESSARY TO MAKE EFFECTIVE ANY AWARD. THE ARBITRATOR(S) SHALL ALSO HAVE THE POWER TO AWARD RECOVERY OF ALL COSTS AND FEES, TO IMPOSE SANCTIONS AND TO TAKE SUCH OTHER ACTION AS THE ARBITRATOR(S) DEEMS NECESSARY TO THE SAME EXTENT A JUDGE COULD PURSUANT TO THE FEDERAL RULES OF CIVIL PROCEDURE, THE APPLICABLE STATE’S (AS DEFINED ABOVE) RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE LAW. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF A PROVISIONAL OR ANCILLARY REMEDY SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CONTROVERSY OR CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

(e) DISCOVERY. IN ANY ARBITRATION PROCEEDING, DISCOVERY WILL BE PERMITTED IN ACCORDANCE WITH THE RULES. ALL DISCOVERY SHALL BE EXPRESSLY LIMITED TO MATTERS DIRECTLY RELEVANT TO THE DISPUTE BEING ARBITRATED AND MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE. ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR(S) UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IS AVAILABLE.

(f) CLASS PROCEEDINGS AND CONSOLIDATIONS. NO PARTY HERETO SHALL BE ENTITLED TO JOIN OR CONSOLIDATE DISPUTES BY OR AGAINST OTHERS IN ANY ARBITRATION, EXCEPT PARTIES WHO HAVE EXECUTED THIS GUARANTY OR ANY OTHER CONTRACT, INSTRUMENT OR DOCUMENT RELATED TO THE OBLIGATIONS, OR TO INCLUDE IN ANY ARBITRATION ANY DISPUTE AS A REPRESENTATIVE OR MEMBER OF A CLASS, OR TO ACT IN ANY ARBITRATION IN THE INTEREST OF THE GENERAL PUBLIC OR IN A PRIVATE ATTORNEY GENERAL CAPACITY.

(g) PAYMENT OF ARBITRATION COSTS AND FEES. THE ARBITRATOR(S) SHALL AWARD ALL COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING.

(h) MISCELLANEOUS. TO THE MAXIMUM EXTENT PRACTICABLE, THE AAA, THE ARBITRATOR(S) AND THE PARTIES SHALL TAKE ALL ACTION REQUIRED TO CONCLUDE ANY ARBITRATION PROCEEDING WITHIN 180 DAYS OF THE FILING OF THE DISPUTE WITH THE AAA. NO ARBITRATOR(S) OR OTHER PARTY TO AN ARBITRATION PROCEEDING MAY DISCLOSE THE EXISTENCE, CONTENT OR RESULTS THEREOF, EXCEPT FOR DISCLOSURES OF INFORMATION BY A PARTY REQUIRED IN THE CONNECTION WITH FINANCIAL REPORTING IN THE ORDINARY COURSE OF ITS BUSINESS OR BY APPLICABLE LAW OR REGULATION. IF MORE THAN ONE AGREEMENT FOR ARBITRATION BY OR BETWEEN THE PARTIES POTENTIALLY APPLIES TO A DISPUTE, THE ARBITRATION PROVISION MOST DIRECTLY RELATED TO THE SUBJECT MATTER OF THE DISPUTE SHALL CONTROL. THIS ARBITRATION PROVISION SHALL SURVIVE TERMINATION, AMENDMENT OR EXPIRATION OF THIS GUARANTY OR ANY RELATIONSHIP BETWEEN THE PARTIES.

(i) WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR ANY OTHER AGREEMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

21. Counterparts; Facsimile Execution. This Guaranty may be executed in any number of duplicate originals or counterparts, each of which shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Guarantor agrees that a facsimile or electronic transmission of any signature of Guarantor shall be effective as an original signature thereof. WFB agrees that a facsimile or electronic transmission of this Guaranty executed by WFB shall be effective as an original signature thereof. Any party delivering an executed counterpart of this Guaranty by facsimile or electronic transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

22. Agreement to be Bound. Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Account Purchase Agreement applicable to Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, Guarantor hereby: (a) makes to WFB each of the representations and warranties set forth in the Account Purchase Agreement applicable to Guarantor fully as though Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Account Purchase Agreement that Client agrees and covenants to cause Guarantor to do, and (ii) to not do any of the things set forth in the Account Purchase Agreement that Client agrees and covenants to cause Guarantor not to do, in each case, fully as though Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

NOVUME SOLUTIONS, INC., a Delaware corporation

By:	/s/ Robert A. Berman
Name: Title:	Robert A. Berman Chief Executive Officer

STATE OF
)
) ss.:
COUNTY OF
)

On the _____ day of September in the year 2017, before me, the undersigned, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signatures on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:_____________________
My Notarial Registration No.: _________________